SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 30, 2003


                             NL INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)



New Jersey                        1-640                13-5267260
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(State or other           (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas                      77060
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code       (281) 423-3300
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                               Not Applicable
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        (Former name or former address, if changed since last report)

Item 7.
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c)    Exhibits

99.1  Press Release dated April 30, 2003.


Item 9.     Regulation FD Disclosure.
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     On April 30, 2003, NL Industries, Inc. ("NL") issued a press release announcing its first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.1.

     This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The press release includes information regarding certain non-U.S. GAAP (generally accepted accounting principles) financial measures. The press release includes NL's reasons for including such non-U.S. GAAP measures as well as a reconciliation of such measures to related U.S. GAAP measures.


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                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/Robert D. Hardy
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                                          Robert D. Hardy
                                          Vice President, Chief Financial
                                          Officer & Controller


Dated: April 30, 2003